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                           VANGUARD(R) EQUITY INCOME FUND
               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 21, 2000

Jeffrey A. Kigner, former Co-Chairman and Chief Investment Officer of John A. Levin & Co., Inc., has left the firm effective July 14, 2000. While Mr. Kigner no longer serves as a Fund Manager, John A. Levin, Chairman and Chief Executive Officer, continues to serve as Fund Manager.
     Notwithstanding this change, the investment philosophy, practices, and strategies of Levin remain the same.





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